
LEATT
918
DUNLOP

2022 INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENT

This presentation may contain forward-looking statements regarding Leatt Corporation (the "Company") within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act under the private securities litigation reform act of 1995, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements." These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by them.

These risks and uncertainties include, but are not limited to, the factors described in the section captioned “risk factors” in our latest annual report on form 10-k. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to: the likelihood that the Company will continue to develop and introduce additional products to the market at the same rate, or that sales of the Company's products will continue to gain traction and increase the Company's market share; the financial outlook of the Company, including the likelihood that the Company will continue to achieve double digit revenue growth and sustained profitability, and increase shareholder value; the general ability of the Company to achieve its commercial objectives in light of global economic uncertainties; the business strategy, plans and objectives of the Company and its subsidiaries; and any other statements of non-historical information.

Forward-looking statements also represent our estimates and assumptions only as of the date of this presentation. You should read this presentation and the documents that we reference herein with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.


Red Bull
LEATT
918



1 / THE LEATT STORY

2 / OUR ASPIRATIONS

3 / FINANCIAL TRENDS

4 / THE LEATT INVESTMENT OPPORTUNITY

1/THE LEATT STORY
A PASSION FOR SAFETY



BORN IN CAPE TOWN SOUTH AFRICA

DR CHRIS LEATT'S PASSION TO PROTECT FAMILY MEMBERS

REVOLUTIONARY NECK BRACE FOR OFF-ROAD MOTO RIDERS

920K
NECK BRACES SOLD


LEATT
FIVE.FIVE

$156 MILL

1/THE LEATT STORY
GLOBAL MULTI-CHANNEL SALES & DISTRIBUTION


32%
48%
7%
3%
5%
OTHER 5%

- HEADQUARTERS IN CAPE TOWN SOUTH AFRICA
- 105 DEDICATED LEATT STAFF MEMBERS* GLOBALLY IN 13 COUNTRIES
- 17 MANUFACTURING PARTNERS WITH QUALITY CONTROL IN PLACE AND WITH 4 MORE ON THE RADAR
- DIRECT DISTRIBUTION IN THE UNITED STATES & SOUTH AFRICA
- 58 TOP TIER 3RD PARTY DISTRIBUTORS AROUND THE GLOBE
- STRONG DIRECT E-COMMERCE PARTNERSHIPS

*INCLUDES CONTRACTORS

1/THE LEATT STORY
HEAD-TO-TOE PROTECTION

- CONSISTENT INNOVATIVE CATEGORY DEVELOPMENT
- AWARD-WINNING ATHLETE TESTED AND ENDORSED PRODUCT LINE UP
- CUTTING-EDGE DEVELOPMENT WITH 94 PATENTS GRANTED OR IN PROCESS
- STRONG BRAND EQUITY WITH 94 GLOBAL TRADEMARK FILINGS
- OVER A DECADE OF DEVELOPMENT TO DEVELOP A HEAD-TO-TOE OFFERING

MOTO
MTB



1/THE LEATT STORY
HEAD-TO-TOE PROTECTION







MOTO MTB

1/THE LEATT STORY
GAINING MARKET SHARE

- PRODUCT CATEGORY EXPANSION HAS LED TO REVENUE DIVERSIFICATION
- NEW PRODUCT CATEGORIES GAINING TRACTION
- DEALERS HAVE THE OPPORTUNITY TO LEVERAGE A FULL LINE
- A PROVEN ABILITY TO GAIN MARKET SHARE OVER TIME

PRIMARY CATEGORY SALES MIX



23%
12%
19%
15%
12%
17%
OTHER 2%

CHEST PROTECTOR MARKET SHARE



35
30
25
20
15
10
5
0
FOX
THOR
LEATT
A-STARS
EVS
TLD
FLY
HRP
O'NEAL
ATLAS
ACERBIS
MOOSE
ANSWER
MSR
AXO
SHIFT
RXR
FORCEFIELD
OTHER
NONE

SOURCE : Racer X Illustrated magazine reader survey, available at http://mediakit.filterpubs.com/survey

1/THE LEATT STORY
OUR CORE MARKET



7.5*
MILLION
RIDERS
OFF-ROAD MOTORCYCLE AND
DUAL SPORT MARKET



2.5*
MILLION
RIDERS
EXPANDED TO DOWNHILL
BICYCLE MARKET IN 2010



250*
MILLION
RIDERS
ON-GOING WIDER
MARKET EXPANSION

*MANAGEMENT ESTIMATED

1/THE LEATT STORY
BUILDING A GLOBAL CONSUMER BRAND

- AN AUTHENTIC VOICE THAT RESONATES WITH CONSUMERS
- THE SCIENCE AND THE THRILL
- DIRECT CONSUMER ENGAGEMENT THROUGH DIGITAL CHANNELS
- MEASURABLE AND TARGETED CAMPAIGNS

292K 216K


Red Bull
LEATT
918



LEATT
918
DUNLOP

1 / THE LEATT STORY

2 / OUR ASPIRATIONS

3 / FINANCIAL TRENDS

4 / THE LEATT INVESTMENT OPPORTUNITY

2/OUR ASPIRATIONS



TO PROVIDE INNOVATION AND EXHILARATION

TO RIDERS AROUND THE WORLD

WITH PROTECTIVE GEAR TECHNOLOGY

THAT RESHAPES THE CATEGORY

2/OUR ASPIRATIONS
WHAT TO EXPECT

TO PROVIDE **INNOVATION** AND **EXHILARATION** TO **RIDERS** AROUND THE WORLD WITH PROTECTIVE GEAR **TECHNOLOGY** THAT **RESHAPES THE CATEGORY**

- EXPAND & REFINE CATEGORIES
- INNOVATIVE TECHNOLOGY
- CORE SEGMENT EXPANSION
- BRAND INVESTMENT
- SUPPLY CHAIN EFFICIENCY
- MULTI-CHANNEL DEVELOPMENT

2/OUR ASPIRATIONS
FINANCIAL ASPIRATIONS

- DOUBLE DIGIT REVENUE GROWTH
- OPERATING EFFICIENCY
- SUSTAINABLE PROFITABILITY
- SHAREHOLDER VALUE





1 / THE LEATT STORY

2 / OUR ASPIRATIONS

3 / FINANCIAL TRENDS

4 / THE LEATT INVESTMENT OPPORTUNITY

3/FINANCIAL TRENDS

CONSISTENT DOUBLE DIGIT REVENUE GROWTH

ABILITY TO OPERATE EFFICIENTLY AT SCALE



AUDITED REVENUE FULL YEAR ENDED – DEC 31
OPERATING EXPENSES
2017
$20.1M
$9.3M
2018
$24.4M
$10.1M
2019
$28.3M
$11.1M
2020
$38.6M
$11.6M
2021
$72.5M
$15M
UNAUDITED REVENUE
YTD – JUNE 30
2021
$27.2M
$6.4M
2022
$42.2M
$8M

PLEASE SEE SUPPLEMENTARY FINANCIAL TABLES FOR ADDITIONAL DETAIL

3/FINANCIAL TRENDS
SUSTAINABLE PROFITABILITY


EBITDA FULL YEAR ENDED – DEC 31
2017
$0.7M
2018
$2.2M
2019
$2.7M
2020
$6.9M
2021
$17.6M
EBITDA YEAR TO DATE – JUNE 30
2021
$6.4M
2022
$9.9M

PLEASE SEE SUPPLEMENTARY FINANCIAL TABLES FOR ADDITIONAL DETAIL

3/FINANCIAL TRENDS
SUSTAINABLE WORKING CAPITAL MANAGEMENT

CASH & CASH EQUIVALENT BALANCES



$1.5MIL
2017
DEC 31
$1.7MIL
2018
DEC 31
$2.1MIL
2019
DEC 31
$2.6MIL
2020
DEC 31
$3.9MIL
2021
JUN 30
$5.0MIL
2021
DEC 31
$4.9MIL
2022
JUN 30

3.8:1

CURRENT RATIO

PLEASE SEE SUPPLEMENTARY FINANCIAL TABLES FOR ADDITIONAL DETAIL

3/FINANCIAL TRENDS
MARKET CAPITALISATION



COMMON STOCK – OTCQB: LEAT	SEP 8, 2022
× CLOSING SHARE PRICE DAILY	$22.95
× SHARE PRICE RANGE (52 WEEK)	$19.90-$35.90
× AVERAGE DAILY TRADING VOLUME (12 WEEK)	5 986
× COMMON STOCK OUTSTANDING	5.8M
× MARKET CAPITALISATION	$134M

3/FINANCIAL TRENDS
MARKET CAPITALISATION



CLOSING SHARE PRICE DAILY
35.00
30.00
25.00
20.00
15.00
10.00
5.00
2020
APR
JUN
AUG
OCT
2021
APR
JUN
AUG
OCT
2022
APR
JUN
AUG



1 / THE LEATT STORY

2 / OUR ASPIRATIONS

3 / FINANCIAL TRENDS

4 / THE LEATT INVESTMENT OPPORTUNITY

4/THE LEATT INVESTMENT OPPORTUNITY

- ✓ PROVEN ABILITY TO DEVELOP A PIPELINE OF SUCCESFUL CATEGORIES - NOW HEAD-TO-TOE
- ✓ A GLOBAL CONSUMER BRAND WELL POSITIONED TO LEVERAGE CURRENT TRENDS
- ✓ STRONG AND DEVELOPING MULTI-CHANNEL GLOBAL SALES AND DISTRIBUTION NETWORK
- ✓ BUILT ON A SUSTAINABLE MODEL OF GROWTH AND OPERATING EFFICIENCY
- ✓ CLEAN CAPITALISATION WITH NO NEED FOR IMMEDIATE GROWTH CAPITAL


LEATT

INVESTOR RELATIONS
ALIX CAPITAL, LLC
MICHAEL MASON
TEL: (917) 841-8371
E-MAIL: INVESTOR-INFO@LEATT.COM

HEADQUARTERS OFFICE
12 KIEPERSOL CRESCENT, ATLAS
GARDENS, DURBANVILLE, 7550
SOUTH AFRICA
PHONE: +27 21 557 7257

THANK YOU

SUPPLEMENTARY FINANCIAL TABLES

LEATT CORPORATION - SELECTED PROFIT & LOSS ITEMS

	June 30, 2022	June 30, 2021	Dec 31, 2021	Dec 31, 2020	Dec 31, 2019	Dec 31, 2018
REVENUES	$42,166,418	$27,197,034	$72,475,813	$38,604,289	$28,317,817	$24,392,312
GROSS PROFIT	$17,271,162	$12,245,493	$31,446,103	$17,388,620	$13,006,804	$11,571,859
GROSS PROFIT %	41%	45%	43%	45%	46%	47%
SALARIES, GENERAL & ADMIN	$4,045,242	$2,975,707	$7,454,016	$5,359,467	$5,223,139	$4,681,592
PROFESSIONAL FEES	$338,768	$461,256	$1,072,912	$793,859	$725,986	$611,269
ADVERTISING & MARKETING	$1,360,004	$1,035,733	$2,170,788	$2,167,445	$1,989,959	$1,881,368
RESEARCH & DEVELOPMENT	$1,014,543	$850,261	$1,826,846	$1,522,758	$1,491,155	$1,412,866
DEPRECIATION	$564,867	$478,936	$1,025,536	$832,216	$760,217	$695,605
TOTAL OPERATING COST	$9,355,074	$5,901,575	$15,013,053	$11,640,971	$11,072,507	$10,128,581
INCOME (LOSS) BEFORE INCOME TAXES	$9,352,882	$5,901,516	$16,615,585	$6,042,405	$1,942,457	$1,526,084
NET INCOME	$6,949,675	$4,469,486	$12,574,437	$4,423,872	$1,375,728	$1,196,844
EBITDA	$9,919,941	$6,380,511	$17,641,284	$6,879,345	$2,782,485	$2,207,569
EARNINGS PER SHARE	$1,20	$0,82	$2,29	$0,82	$0,26	$0,22

LEATT CORPORATION - SELECTED BALANCE SHEET ITEMS

	June 30, 2022	Dec 31, 2021	Dec 31, 2020	Dec 31, 2019	Dec 31, 2018
CASH EQUIVALENTS	$4,949,771	$5,022,436	$2,967,042	$2,072,864	$1,709,900
ACCOUNTS RECEIVABLE	$13,823,696	$12,660,936	$7,173,829	$2,956,012	$2,049,331
INVENTORY	$21,853,273	$21,081,481	$9,670,036	$8,655,176	$4,815,215
TOTAL CURRENT ASSETS	$45,486,031	$44,612,182	$22,786,416	$15,318,834	$10,353,197
TOTAL ASSETS	$49,726,149	$49,166,820	$26,237,023	$18,188,493	$12,736,533
TOTAL CURRENT LIABILITIES	$12,027,579	$18,733,405	$10,548,550	$7,085,581	$3,431,568
LONG TERM LIABILITIES	$147,423	$189,249	$-	$381,191	$250,900
TOTAL STOCKHOLDERS' EQUITY	$36,024,411	$28,620,974	$15,370,365	$10,721,721	$9,054,065
CURRENT RATIO	3,8:1	2,4:1	2,2:1	2,2:1	3,0:1